[MFS LOGO]

75 YEARS
WE INVENTED THE MUTUAL FUND[RegTM]

MFS(R) Intermediate
Income Trust

Semiannual Report o April 30, 1999

Dear Shareholders,

It has been almost two years since financial turmoil began to rock Asian and other financial markets, including markets in Russia and Latin America. Even developed markets such as Europe and the United States were not immune. Investors in U.S. bond markets, for example, became increasingly risk conscious, shifting money into U.S. Treasury securities and away from corporate and municipal bonds and mortgage-backed securities.

Today, the bond market environment in the United States has become much more favorable. In fact, we think it is approaching the level of relative stability it enjoyed before the Asian turmoil began.

This May, the Federal Reserve Board (the Fed) indicated a bias toward raising short-term interest rates. Despite six months of strong economic growth and a surprisingly high 0.7% increase in the Consumer Price Index in April, the Fed did not actually raise rates. This is not the first time the Fed has used such a strategy. Since 1995, the Fed has indicated a bias toward higher interest rates more than 15 times but has raised rates only twice.

We believe the Fed's bias statement will be good for the bond markets for two reasons. First, it reassures investors that the Fed will act if economic growth results in higher inflation and reduced purchasing power. Second, the Fed's signal, combined with several months of strong growth, has already resulted in higher interest rates, which could slow the economy enough to dampen inflation without a need for further Fed action. Although the Fed has not changed short-term interest rates since October 1998, bond market investors have pushed up the rate on the 30-year Treasury bond close to 6%, almost a full percentage point higher than it was a year ago. The effect of this increase can be seen in the mortgage market, in which interest rates have risen slightly since the summer of 1998.

April's increase in the Consumer Price Index was higher than analysts had forecast, but we do not believe it is cause for concern. Most of April's increase seems to have resulted from a decision by oil-exporting countries to limit production following more than a year of declining oil prices. If the increase in oil prices is nothing more than a small reversal of the earlier decline, April's inflation report may be an aberration rather than the beginning of a trend toward higher prices. Also, thanks in part to global competition and the growing use of technology to increase global production, companies followed by our portfolio managers and analysts report very little margin to raise prices. As a result, we expect 1999's inflation rate to be around 2%, which is slightly higher than 1998's but still moderate.


One of the most positive results of the moderate growth and inflation environment has been a rebound in the major non-Treasury bond markets: corporate, municipal, and mortgage. Once people saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, these markets began to rebound and to present our portfolio managers with opportunities to find attractive yields.


We will, of course, closely follow domestic and overseas economic growth, inflation, Fed policy, and government spending in an effort to monitor their impact on the bond markets. On a more fundamental level, we will continue to use extensive research and credit analysis to find attractive investment opportunities. For example, we believe the strong U.S. economy and low inflation have helped select corporate bond issuers maintain strong balance sheets and meet their debt payments. And, despite their recent increases, mortgage rates have not risen enough to slow the housing market significantly, which has benefited issuers of mortgage-backed securities. We believe the well-defined strategies and active portfolio management of our fixed-income funds position them to benefit from opportunities in these and other bond markets.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 21, 1999

Management Review and Outlook

Dear Shareholders,

The Trust's stock market price, which stood at $6.94 on October 31, 1998, decreased to $6.56 as of April 30, 1999, while its net asset value (NAV) price declined from $7.75 to $7.56, representing a total return of -1.97% based on market price and 1.09% based on NAV.

During the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and agency securities, returned 0.85%. The J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -4.17%.

The Trust has maintained a higher-than-average weighting in U.S. government, government-agency, and mortgage-backed securities. As a result of the bond market turmoil following last August's Russian bond default, interest-rate spreads of mortgage-backed securities over comparable-maturity Treasuries reached their widest point since the late 1980s. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Prices on these securities, which move in the opposite direction of interest rates, fell. However, as we expected, the bond market steadied by the end of 1998 and into 1999, with yields on these securities declining to more normal levels.

We also correctly believed that the increase in mortgage rates since October would take some of the steam out of the refinancing wave generated by last summer's low interest-rate environment. As the bond market recovered from last fall's turmoil, mortgage-backed securities performed well. Prices of Government National Mortgage Association securities increased as their yields declined from 182 basis points (1.82%) over 10-year Treasuries in October 1998 to 126 basis points (1.26%) as of April 30, 1999. The reduction in the number of prepayments, which removes higher-yielding bonds from the portfolio, made mortgage-backed securities even more attractive. We saw this environment as an opportunity to try to add additional yield and increased the Trust's allocation to mortgage-backed securities.

The current level of interest rates and our view that Treasury yields will stay within a narrow range seem favorable for mortgages. Mortgages generally perform very well when interest rates are stable. Rates have not risen enough recently to brake a healthy housing market or to prevent homeowners with low-rate mortgages from buying new homes. However, interest rates have increased enough from their historically low levels to ease the refinancing pressure on higher-rate loans.


The portfolio's sensitivity to changes in interest rates is about the same as that of the Salomon Index. We want to avoid holding too many long-maturity bonds because their prices would decline more than short-maturity bond prices if interest rates went up. By the same token, we don't want to hold too many short-maturity bonds because they produce relatively low yields. However, if the economy shows signs of weakness over the next few months, we will consider slightly increasing our long-term bond position in an effort to gain additional yield.


In the near term, we think the bond markets will continue to adjust to the growing ambivalence regarding the need for the Federal Reserve Board

(the Fed) to raise interest rates. This outlook should keep yields on two-year Treasury securities around 5.00% to 5.85%. Yields on longer-term Treasuries, meanwhile, will reflect the bond markets' perception about economic growth. If bond investors believe growth is too strong, they may push up interest rates to reign in a surging economy and quell inflation fears. However, because we believe inflation should remain in check, we think any rate increase will be limited and will present us with an opportunity to selectively buy higher-yielding securities.

International Sector
International credit markets have been much more stable since the volatile third quarter of 1998. Helped by interest-rate cuts by the Fed and by many European central banks, along with a funding increase for the International Monetary Fund, lower quality bonds started to perform better.

While the continued strength of U.S. economic growth resulted in higher Treasury yields during the first four months of 1999, the newly formed European Central Bank lowered interest rates by 50 basis points (0.50%) to stimulate domestic demand. Currently, most European markets continue to outperform U.S. bonds. Within the dollar bloc, Australian bonds continued to perform well relative to U.S. bonds because inflation rates remained at or below expected levels.

Approximately 11% of the Trust's assets were allocated to developed international markets during the past six months. In Europe, positions in Greece and Denmark, two countries not presently in the European monetary union (EMU) but likely to join in the next few years, helped performance. In addition, government-bond holdings in New Zealand and Australia, where rates are higher than in Europe, continued to add incremental income to the Trust. While bonds from the United Kingdom were stellar performers in 1998, they barely have outperformed U.S. Treasuries in 1999. Regarding the currency impact on the portfolio, the euro has depreciated approximately 9% versus the U.S. dollar since its creation in January 1999, but the majority of the Trust's foreign assets has been hedged into dollars. Therefore, there has not been much currency impact resulting from a stronger dollar.

Looking forward, we do not anticipate much change in our international holdings. We believe the possibility of additional interest-rate cuts in Europe is small. Interest rates within the EMU should remain stable as inflation stays low, while bonds from countries such as Greece and Denmark should continue to perform well relative to core Europe. Although the performance of holdings in New Zealand and Australia will depend on the direction of U.S. interest rates, we believe inflation-adjusted returns in these two countries should remain relatively attractive.

Respectfully,


/s/ Stephen C. Bryant



Stephen C. Bryant
Portfolio Manager


/s/ Steven E. Nothern



Steven E. Nothern
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

--------------------------------------------------------------------------------
Performance Summary
(For the period ended April 30, 1999)

  Net Asset Value Per Share
  October 30, 1998                 $   7.75
  April 30, 1999                   $   7.56

  New York Stock Exchange Price
  October 30, 1998                 $ 6.9375
  December 4, 1998 (high)*         $ 7.0625
  April 30, 1999 (low)*            $ 6.5625
  April 30, 1999                   $ 6.5625

*For the period November 1, 1998, through April 30, 1999.
--------------------------------------------------------------------------------

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of April 30, 1999, our records indicate that there are 13,292 registered shareholders and approximately 101,000 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries. If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

       State Street Bank and Trust Company
       P.O. Box 8200
       Boston, MA 02266-8200

New York Stock Exchange
Symbol The New York Stock Exchange symbol is MIN.

Investment Objective and Policies
The investment objective of the Trust is to preserve capital and provide high current income.

The Trust will attempt to achieve this objective by investing in obligations issued or guaranteed by the U.S. government, its agencies, authorities, or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Trust will maintain an average-weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. Under normal market conditions, the Trust's average-weighted portfolio maturity will not be less than three years. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.


Dividend Reinvestment and
Cash Purchase Plan
MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.


If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.


























          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

Portfolio of Investments (Unaudited) - April 30, 1999

Bonds - 99.8%

                                       Principal Amount
Issuer                                  (000 Omitted)             Value
U.S. Bonds - 83.1%
U.S. Federal Agencies - 13.3%
Agency for International
  Development, 6.625s, 2004 ...........       $14,600         $ 15,060,338
FHLB, 5.125s, 2001 ....................        26,250           26,151,563
FHLM, 5s, 2004 ........................        25,000           24,320,250
FHLM, 5.83s, 2013 .....................         5,210            5,200,329
FNMA, 5.25s, 2009 .....................         6,000            5,725,320
FNMA, 6s, 2013 TBA ....................        21,612           21,409,387
FNMA, 6.959s, 2007 ....................         5,625            5,751,339
FNMA, 8.33s, 2005 .....................        20,000           20,456,200
FNMA, 9s, 2008 TBA ....................             9                9,599
State of Israel, 6.625s, 2003 .........        15,000           15,486,300
                                                              ------------
                                                              $139,570,625
                                                              ------------
 Government National Mortgage
 Association - 26.4%
GNMA, 6.5s, 2027 TBA ..................       $77,375         $ 76,867,129
GNMA, 7s, 2012 - 2025 TBA .............        79,058           80,664,458
GNMA, 7s, 2023 - 2024 .................        79,058           33,742,576
GNMA, 7.5s, 2022 - 2023 ...............         3,917            4,044,588
GNMA, 7.5s, 2026 TBA ..................        47,245           48,691,734
GNMA, 8s, 2026 TBA ....................        11,749           12,241,439
GNMA, 8.5s, 2006 TBA ..................         3,242            3,430,346
GNMA, 8.5s, 2009 ......................        12,298           12,884,007
GNMA, 9.25s, 2001 .....................         4,541            4,754,509
                                                              ------------
                                                              $277,320,786
                                                              ------------
U.S. Treasury Obligations - 43.4%
U.S. Treasury Notes, 8.5s, 2000 .......       $45,000         $ 46,230,300
U.S. Treasury Bonds, 14.25s, 2002 .....         5,000            6,153,100
U.S. Treasury Bonds, 10.75s, 2003 ....         26,000           30,773,340
U.S. Treasury Bonds, 11.875s, 2003 ....        43,000           54,159,790
U.S. Treasury Bonds, 12.375s, 2004 ....        34,500           45,049,410
U.S. Treasury Bonds, 10.375s, 2009 ....        18,350           22,550,498
U.S. Treasury Bonds, 13.875s, 2011 ....        25,500           37,708,125
U.S. Treasury Bonds, 10.375s, 2012 ....        84,600          111,420,738
U.S. Treasury Bonds, 12s, 2013 ........        31,500           45,793,125
U.S. Treasury Bonds, 3.875s, 2029 .....        55,000           55,154,550
                                                              ------------
                                                              $454,992,976
                                                              ------------
  Total U.S. Bonds ..................................         $871,884,387
                                                              ------------

                                       Principal Amount
Issuer                                  (000 Omitted)             Value
Foreign Bonds - 16.7%
Argentina - 0.2%
Republic of Argentina,
  11.447s, 2005 .................. $            1,050         $  1,023,750
Republic of Argentina,
  11.75s, 2009 ...................              1,400            1,449,000
                                                              ------------
                                                              $  2,472,750
                                                              ------------
Australia - 2.3%
Commonwealth of
  Australia, 7.5s, 2009 .......... AUD         31,608         $ 24,055,447
                                                              ------------
Brazil - 1.2%
Republic of Brazil, 11.625s,
  2004 ........................... $           13,000         $ 12,675,000
                                                              ------------
Colombia - 0.2%
Republic of Colombia,
  9.75s, 2009 .................... $            2,750         $  2,674,650
                                                              ------------
Denmark - 0.5%
Kingdom of Denmark, 7s,
  2007 ........................... DKK         28,905         $  4,940,502
                                                              ------------
Germany - 0.3%
Depfa Pfandbriefbank,
  5.5s, 2013 ..................... EUR          2,700         $  3,117,493
                                                              ------------
Greece - 2.1%
Hellenic Republic, 5.75s,
  2008 ........................... EUR          1,566         $  1,800,705
Hellenic Republic, 8.9s,
  2003 ........................... GRD      5,650,000           19,802,971
                                                              ------------
                                                              $ 21,603,676
                                                              ------------
Mexico - 1.2%
Petroleos Mexicanos,
  9.026s, 2005 (Oil)## ........... $              640         $    611,200
United Mexican States,
  6.25s, 2019 ....................              2,750            2,176,075
United Mexican States,
  9.75s, 2005 ....................              1,750            1,815,625
United Mexican States,
  9.875s, 2007 ...................              1,915            2,008,452
United Mexican States,
  10.375s, 2009 ..................              2,950            3,156,500
United Mexican States,
  11.5s, 2026 ....................              2,870            3,408,125
                                                              ------------
                                                              $ 13,175,977
                                                              ------------
New Zealand - 3.9%
Government of New
  Zealand, 8s, 2004 .............. NZD         29,010         $ 18,019,733
Government of New
  Zealand, 8s, 2006 ..............             35,390           22,606,541
                                                              ------------
                                                              $ 40,626,274
                                                              ------------

                                       Principal Amount
Issuer                                  (000 Omitted)             Value
Foreign Bonds - continued
Panama - 0.2%
Republic of Panama, 4s,
  2014 ............................           $ 2,000       $    1,567,600
Republic of Panama, 8.25s,
  2008 ............................               580              548,100
                                                            --------------
                                                            $    2,115,700
                                                            --------------
Peru - 0.3%
Republic of Peru, 3.75s, 2017......           $ 4,000       $    2,700,000
                                                            --------------
Philippines - 0.5%
Republic of Philippines,
  9.875s, 2019 ....................           $ 4,900       $    5,047,000
                                                            --------------
Poland - 0.6%
Telkomunikacja Polska SA
  Finance BV, 7.75s, 2008
  (Finance)## .....................           $ 6,000       $    6,072,000
                                                            --------------
South Korea - 0.5%
Korea Development Bank,
  10.172s, 2003 (Bank)## ..........           $ 5,800       $    5,655,000
                                                            --------------
United Kingdom - 2.7%
Halifax Building Society Plc,
  6.083s, 2012 (Mortgage
  Banks) ..........................GBP         2,300        $    3,617,856
Lloyds Bank Plc, 7.375s, 2004
  (Bank) ..........................             2,580            4,423,002
United Kingdom Treasury,
  6.5s, 2003 ......................             8,158           14,024,959
United Kingdom Treasury,
  6.75s, 2004 .....................             1,520            2,676,689
Woolwich Building Society Plc,
  5.819s, 2012 (Mortgage
  Banks) ..........................             2,280            3,555,230
                                                            --------------
                                                            $   28,297,736
                                                            --------------
  Total Foreign Bonds ...............................       $  175,229,205
                                                            --------------
  Total Bonds (Identified Cost,
    $1,051,380,582) .................................       $1,047,113,592
                                                            --------------

                                               Shares
Warrants
Republic of Venezuela*,
  Expiration Date 4/18/20
  (Identified Cost, $0) ...........            37,500       $     --
                                                            --------------


                                       Principal Amount
Issuer                                  (000 Omitted)             Value
Repurchase Agreement - 1.2%
Goldman Sachs, dated 4/30/99,
  due 05/03/99, total to be
  received $12,668,160
  (secured by various U.S.
  Treasury and Federal
  Agency obligations in a
  jointly traded account),
  at cost, ........................           $12,663       $   12,663,000
                                                            --------------
  Total Investments
    (Identified Cost,
    $1,064,043,582) .................................       $1,059,776,592
                                                            --------------
Call Options Written

                                           Principal Amount
                                            of Contracts
Issuer/Expiration Month/Strike Price        (000 Omitted)
Australian Dollars/May/0.6245      AUD          7,962       $     --
                                                            --------------
  (Premiums Received,
    $64,388) ........................................       $     --
                                                            --------------
Other Assets,
  Less Liabilities - (1.0)% .........................          (10,086,873)
                                                            --------------
Net Assets - 100.0% .................................       $1,049,689,719
                                                            --------------

*Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

     AUD = Australian Dollars             GRD = Greek Drachma
     DKK = Danish Kroner                  JPY = Japanese Yen
     EUR = Euro                           NZD = New Zealand Dollars
     GBP = British Pounds                 SEK = Swedish Kronar

                        See notes to financial statements

Statement of Assets and Liabilities (Unaudited) - April 30, 1999

Assets:
  Investments, at value (identified cost, $1,064,043,582) ................................  $1,059,776,592
  Cash ...................................................................................         470,690
  Foreign currency, at value (identified cost, $55,793) ..................................          55,485
  Net receivable for forward foreign currency exchange contracts to purchase .............       1,062,384
  Interest receivable ....................................................................      19,350,218
  Other assets ...........................................................................          14,404
                                                                                            --------------
      Total assets .......................................................................  $1,080,729,773
                                                                                            --------------
Liabilities:
  Payable to dividend disbursing agent ...................................................  $      460,578
  Payable for investments purchased ......................................................      26,255,903
  Payable for Treasury shares reacquired .................................................         657,392
  Payable for swap agreements ............................................................          11,717
  Net payable for forward foreign currency exchange contracts to sell ....................       2,851,098
  Net payable for forward foreign currency exchange contracts subject to master netting
  agreements .............................................................................         302,216
  Written options outstanding, at value (premiums received $64,388) ......................         --
  Payable to affiliates -
    Management fee .......................................................................           5,790
    Administrative fee ...................................................................             705
    Transfer and dividend disbursing agent fee ...........................................          20,847
  Accrued expenses and other liabilities .................................................         473,808
                                                                                            --------------
      Total liabilities ..................................................................  $   31,040,054
                                                                                            --------------
Net assets ...............................................................................  $1,049,689,719
                                                                                            ==============
Net assets consist of:
  Paid-in capital ........................................................................  $1,103,263,683
  Unrealized depreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      (6,288,056)
  Accumulated net realized loss on investments and foreign currency transactions .........     (42,731,315)
  Accumulated distributions in excess of net investment income ...........................      (4,554,593)
                                                                                            --------------
      Total ..............................................................................  $1,049,689,719
                                                                                            ==============
Shares of beneficial interest outstanding (202,648,016 issued less 63,800,100 treasury
  shares) ................................................................................     138,847,916
                                                                                            ==============
Net asset value (net assets [divided by] shares of beneficial interest outstanding) ......       $7.56
                                                                                                 =====

                       See notes to financial statements

Statement of Operations (Unaudited) - Six Months Ended April 30, 1999


Net investment income:
  Interest income ...............................................................    $  39,450,881
                                                                                     -------------
  Expenses -
    Management fee ..............................................................    $   3,922,841
    Trustees' compensation ......................................................           93,233
    Transfer and dividend disbursing agent fee ..................................          123,580
    Administrative fee ..........................................................           52,692
    Custodian fee ...............................................................          224,862
    Auditing fees ...............................................................           22,050
    Postage .....................................................................           20,498
    Printing ....................................................................           11,077
    Legal fees ..................................................................              235
    Miscellaneous ...............................................................          496,994
                                                                                     -------------
      Total expenses ............................................................    $   4,968,062
    Fees paid indirectly ........................................................          (60,909)
                                                                                     -------------
      Net expenses ..............................................................    $   4,907,153
                                                                                     -------------
        Net investment income ...................................................    $  34,543,728
                                                                                     -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions .....................................................    $  (4,588,444)
    Written option transactions .................................................          995,037
    Foreign currency transactions ...............................................       (1,475,490)
                                                                                     -------------
      Net realized loss on investments and foreign currency transactions ........    $  (5,068,897)
                                                                                     -------------
  Change in unrealized appreciation (depreciation) -
    Investments .................................................................    $ (20,169,856)
    Written options .............................................................           64,388
    Translation of assets and liabilities in foreign currencies .................       (3,074,539)
    Swap transactions ...........................................................          (11,717)
                                                                                     -------------
      Net unrealized loss on investments and foreign currency ...................    $ (23,191,724)
                                                                                     -------------
        Net realized and unrealized loss on investments and foreign currency ....    $ (28,260,621)
                                                                                     -------------
          Increase in net assets from operations ................................    $   6,283,107
                                                                                     =============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                           Six Months Ended
                                                                                            April 30, 1999      Year Ended
                                                                                             (Unaudited)      October 31, 1998
                                                                                           ----------------   ----------------
Increase (decrease) in net assets:
From operations -
  Net investment income ...............................................................    $   34,543,728      $   71,914,594
  Net realized loss on investments and foreign currency transactions ..................        (5,068,897)        (17,652,797)
  Net unrealized gain (loss) on investments and foreign currency translation ..........       (23,191,724)         16,203,966
                                                                                           --------------      --------------
    Increase in net assets from operations ............................................    $    6,283,107      $   70,465,763
                                                                                           --------------      --------------
Distributions declared to shareholders -
  From net investment income ..........................................................    $  (34,370,310)     $  (65,821,545)
  From paid-in capital ................................................................           --               (6,636,586)
                                                                                           --------------      --------------
    Total distributions declared to shareholders ......................................    $  (34,370,310)     $  (72,458,131)
                                                                                           --------------      --------------
Trust share (principal) transactions -
  Cost of shares reacquired ...........................................................    $  (12,857,475)     $   (5,740,891)
                                                                                           --------------      --------------
      Total decrease in net assets ....................................................    $  (40,944,678)     $   (7,733,259)
Net assets:
  At beginning of period ..............................................................     1,090,634,397       1,098,367,656
                                                                                           --------------      --------------
  At end of period (including accumulated distributions in excess of net investment
  income of $4,554,593 and $4,728,011 respectively)....................................    $1,049,689,719      $1,090,634,397
                                                                                           ==============      ==============

                       See notes to financial statements

Financial Highlights


                                                        Six Months
                                                          Ended
                                                      April 30, 1999
Per share data (for a share outstanding                (Unaudited)
throughout each period):                             ---------------
Net asset value - beginning of period ..............   $   7.75
                                                       --------
Income from investment operations# -
  Net investment income ............................   $   0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................      (0.28)
                                                       ---------
    Total from investment operations ...............   $  (0.03)
                                                       ---------
Less distributions declared to shareholders -
  From net investment income .......................   $  (0.25)
  In excess of net investment income and foreign
   currency transactions ...........................       -
  From paid-in capital .............................       -
                                                       ---------
    Total distributions declared to shareholders ...   $  (0.25)
                                                       ---------
Net increase from repurchase of capital shares .....   $   0.09
                                                       ---------
Net asset value - end of period ....................   $   7.56
                                                       ---------
Per share market value - end of period .............   $  6.563
                                                       =========
Total return at market value .......................      (1.97)%++
Ratios (to average net assets)/Supplemental data:
 Expenses## ........................................       0.93%+
 Net investment income .............................       6.49%+
Portfolio turnover .................................         51%
Net assets at end of period (000,000 omitted) ......   $  1,050



                                                                             Year Ended October 31,
                                                     ----------------------------------------------------------------------
Per share data (for a share outstanding                   1998          1997          1996          1995          1994
throughout each period):                             ------------- ------------- ------------- ------------- -------------
Net asset value - beginning of period ..............   $   7.76      $   7.82      $   7.83      $   7.33      $    8.18
                                                       --------      --------      --------      --------      ---------
Income from investment operations# -
  Net investment income ............................   $   0.51      $   0.54      $   0.53      $   0.55      $    0.51
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ....................................      (0.01)        (0.05)        (0.03)         0.32         ( 0.78)
                                                       ---------     ---------     ---------     --------      ---------
    Total from investment operations ...............   $   0.50      $   0.49      $   0.50      $   0.87      $   (0.27)
                                                       ---------     ---------     ---------     --------      ---------
Less distributions declared to shareholders -
  From net investment income .......................   $  (0.46)     $  (0.54)     $  (0.53)     $  (0.53)     $  (0.03)
  In excess of net investment income and foreign
   currency transactions ...........................       -            (0.04)        (0.04)         -            (0.13)
  From paid-in capital .............................      (0.05)         -             -             -            (0.42)
                                                       ---------     ---------     ---------     ---------     ---------
    Total distributions declared to shareholders ...   $  (0.51)     $  (0.58)     $  (0.57)     $  (0.53)     $  (0.58)
                                                       ---------     ---------     ---------     ---------     ---------
Net increase from repurchase of capital shares .....   $   -  *      $   0.03      $   0.06      $   0.16      $    -
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value - end of period ....................   $   7.75      $   7.76      $   7.82      $   7.83      $    7.33
                                                       ---------     ---------     ---------     ---------     ---------
Per share market value - end of period .............   $  6.938      $  7.000      $  7.125      $  6.625      $  6.125
                                                       =========     =========     =========     =========     =========
Total return at market value .......................       6.56%         6.46%        17.40%        17.08%       (12.58)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ........................................       0.91%         0.91%         0.97%         1.02%         0.91%
 Net investment income .............................       6.59%         6.92%         6.75%         7.13%         6.61%
Portfolio turnover .................................        184%          213%          257%          242%          213%
Net assets at end of period (000,000 omitted) ......   $  1,091      $  1,098      $  1,160      $  1,247      $  1,411

 +Annualized.

++Not annualized.

 #Per share data are based on average shares outstanding.

##For fiscal years ending after September 1, 1995, the Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

 *For the year ended October 31, 1998, the net increase from repurchase of capital shares was less than $0.01 per share.


                       See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Intermediate Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $37,081,141, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006, $13,745,485, October 31, 2005, $645,525, and
October 31, 2003, $6,526,984, and October 31, 2002, $16,163,147.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.32% of the Trust's average daily net assets and 5.65% of investment income.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

  First $1 billion            0.0150%
  Next $1 billion             0.0125%
  Next $1 billion             0.0100%
  In excess of $3 billion     0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $26,595 for the period ended April 30, 1999.

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                Purchases         Sales
                                                             --------------- ---------------
     U.S. government securities ............................  $385,620,909    $373,527,160
                                                              ============    ============
     Investments (non-U.S. government securities) ..........  $159,515,467    $158,890,549
                                                              ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ........................    $1,065,537,382
                                                 ==============
      Gross unrealized depreciation .........    $  (16,182,674)
      Gross unrealized appreciation .........        10,421,884
                                                 --------------
      Net unrealized depreciation ...........    $   (5,760,790)
                                                 ==============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                           Six Months Ended April 30,     Year Ended October 31,
                                                      1999                          1998
                                          ----------------------------   -------------------------
                                             Shares         Amount         Shares        Amount
                                          -----------   --------------   ---------   -------------
     Treasury shares acquired .........   1,899,000      $12,857,475     807,000      $5,740,891
                                          =========      ===========     =======      ==========

In accordance with the provisions of the Trust's prospectus, 1,899,000 shares of beneficial interest were purchased by the Trust during the period ended April 30, 1999, at an average price per share of $6.71 and a weighted average discount of 11.35% per share. The Trust repurchased 807,000 shares of beneficial interest during the year ended October 31, 1998, at an average price per share of $7.11 and a weighted average discount of 8.84% per share.

(6) Line of Credit

The Trust and other affiliated trusts participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the period ended April 30, 1999, was $3,747. The Trust had no borrowings during the period.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions


                                                                1999 Calls                              1999 Puts
                                                  -------------------------------------- ---------------------------------------
                                                     Principal Amounts of                   Principal Amounts of
                                                   Contracts (000 Omitted)    Premiums    Contracts (000 Omitted)     Premiums
                                                  ------------------------- ------------ ------------------------- -------------
Outstanding, beginning of period -                             -            $     -                   -            $   -
 Options written -
  Australian Dollars ............................             37,834            311,980              16,831         138,338
  Euro ..........................................             42,614            399,505               -                -
  Euro/British Pounds ...........................             18,922            218,998              18,201         100,489
  Japanese Yen ..................................          8,417,984          1,142,167           4,782,945         533,777
 Options terminated in closing transactions -
  Australian Dollars ............................            (22,145)          (221,454)            (16,831)       (138,338)
  Euro ..........................................            (42,614)          (399,505)              -                -
  Euro/British Pounds ...........................            (18,922)          (218,998)            (18,201)       (100,489)
  Japanese Yen ..................................         (4,208,992)          (485,947)              -                -
 Options terminated in expired transactions -
  Australian Dollars ............................             (7,727)           (26,138)              -                -
  Japanese Yen ..................................         (4,208,992)          (656,220)         (4,782,945)       (533,777)
                                                                            -----------                            ---------
Outstanding, end of period ......................                            $   64,388                            $   -
                                                                            -----------                            ---------
Options outstanding at end of period consists of:
 Australian Dollars .............................              7,962         $   64,388               -            $   -
                                                                            -----------                            ---------
Outstanding, end of period ......................                            $   64,388                            $   -
                                                                            -----------                            ---------

At April 30, 1999, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                             Contracts to                          Contracts at           Net Unrealized
              Settlement Date              Deliver/Receive     In Exchange for         Value        Appreciation (Depreciation)
            -------------------           -----------------   -----------------   --------------   ----------------------------
Sales       06/16/99 ..........   AUD        56,087,607       $35,722,441         $37,104,639              $ (1,382,198)
            06/16/99 ..........   DKK        33,817,014         4,970,824           4,818,188                   152,636
            06/16/99 ..........   EUR         1,657,946         1,817,109           1,755,459                    61,650
            06/16/99 ..........   NZD        67,784,866        36,264,903          37,948,089                (1,683,186)
                                                               ----------          ----------                ----------
                                                              $78,775,277         $81,626,375              $ (2,851,098)
                                                              -----------         -----------              ------------
Purchases   06/16/99 ..........   AUD        50,573,655       $32,122,661         $33,456,896              $  1,334,235
            06/16/99 ..........   GBP         7,286,282        11,854,052          11,712,545                  (141,507)
            06/16/99 ..........   JPY     1,707,985,751        14,520,293          14,389,949                  (130,344)
                                                              -----------         -----------              ------------
                                                              $58,497,006         $59,559,390              $  1,062,384
                                                              -----------         -----------              ------------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $232,244 with Deutsche Bank and $42,057 with Merrill Lynch, and a net payable of $576,517 with First Boston, at April 30, 1999.

At April 30, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps



                                                                                    Cash Flows          Unrealized
                               Notional Principal        Cash Flows Paid         Received by the       Appreciation
 Expiration                    Amount of Contract          by the Fund                 Fund           (Depreciation)
------------                  --------------------   ----------------------   ---------------------  ---------------
3/22/2003    SEK ..........        167,900,000       Fixed--4.38%             Floating--3M STIBOR       $ 57,187.95
                                                                                                         (68,904.59)
3/22/2003    EUR ..........         18,180,000       Floating--6M EURIBOR     Fixed--3.76%              ------------
                                                                                                        $(11,716.64)

MFS[RegTM] Intermediate Income Trust

Trustees
Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery, Harvard
Medical School

The Hon. Sir J. David
Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Colonial Insurance
Company, Ltd.

Abby M. O'Neill(2)
Private Investor

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark Consulting
Group, Inc. (office services)

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialist)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries (holding company)

Portfolio Managers
Stephen C. Bryant*
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.


[recycle symbol] This report is printed on recycled paper.    MINCE-3 6/99 107 M